Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                     35
Due Period                                         01-Aug-98
Distribution Date                                  14-Sep-98
Payment Date                                       15-Sep-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                 18.91%
Annualized Gross Losses                               -9.65%
Annualized Portfolio Yield                             9.27%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
     30 -   59 days  ($)                         220934528.1
     30 -   59 days (%)                                5.55%
     60 -   89 days ($)                           79130457.9
     60 -   89 days (%)                                1.99%
     90 - 119 days ($)                           49617757.83
     90 - 119 days (%)                                 1.25%
   120 - 149 days ($)                            41667180.49
   120 - 149 days (%)                                  1.05%
   150 - 179 days ($)                            39609105.65
   150 - 179 days (%)                                  0.99%
   180 - 209 days ($)                            37238806.98
   180 - 209 days (%)                                  0.93%
   210 - 239 days ($)                            34914996.27
   210 - 239 days (%)                                  0.88%
   240 - 269 days ($)                            34479411.89
   240 - 269 days (%)                                  0.87%
   270 - 299 days ($)                            34642206.54
   270 - 299 days (%)                                  0.87%
            300+ days  ($)                        6575684.08
            300+ days (%)                              0.17%


Additional Balances on Existing Credit         56,947,730.99
Lines (draws - principal only)
Principal Collections                         143,024,695.94
Defaulted Receivables                          32,986,611.62
Finance Charge  & Administrative               63,457,965.85
Collections
Recoveries                                      1,212,176.00


Average Principal Balance                    4,102,888,407.9
                                                           8
Personal Homeowner Lines as % of Total                29.54%
Principal



Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                               30
Distribution Date:                                 14-Sep-98
Payment Date:                                      15-Sep-98
Collection Period Beginning:                       01-Aug-98
Collection Period Ending:                          31-Aug-98
Note and Certificate Accrual Beginning:            17-Aug-98
Note and Certificate Accrual Ending:               15-Sep-98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation             9.39%
Invested Amount
OC Balance as % of Ending Participation                9.70%
Invested Amount
OC Balance as % of Ending Participation                9.11%
Invested Amount (3 month average)
Does Early Amortization Start Based on                    -
OC/Part. Invstd. Amt. Test                  --
Is the MAP Over?                                        0.00
Is this the Early Amortization Period?                  0.00

Interest Allocation Percentage Calculation:
Numerator                                     466,816,853.32
Denominator - Component (x) - Aggregate      4,102,888,407.9
Receivables & Partc. Interest                              8
Denominator - Component (y) - Aggregate      3,541,803,086.7
Numerators                                                 8
Applicable Interest Allocation Percentage             11.38%

Principal Allocation Percentage
Calculation:
Numerator                                     466,816,853.32
Denominator - Component (x) - Aggregate      4,102,888,407.9
Receivables & Partc. Interest                              8
Denominator - Component (y) - Aggregate      3,547,181,758.9
Numerators                                                 3
Applicable Principal Allocation Percentage            11.38%

Default Allocation Percentage Calculation:
Numerator                                     466,816,853.32
Denominator - Component (x) - Aggregate      4,102,888,407.9
Receivables & Partc. Interest                              8
Denominator - Component (y) - Aggregate      3,541,803,086.7
Numerators                                                 8
Default Allocation Percentage (Floating               11.38%
Allocation Percentage)

Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount           8,402,703.36
Series Participation Interest Default           3,753,137.96
Amount (Sec. 4.11 (a)(iii))
Excess of (i) 1.8% of Part. Inv. Amt.  over     4,649,565.40
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                        4,649,565.40

Investor Principal Collections                  9,793,631.69
Investor Finance Charge and Admin.              7,358,014.43
Collections (4.11a)
Investor Allocated Defaulted Amounts            3,753,137.96

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal      466,816,853.32
Balance
Beginning Participation Invested Amount       466,816,853.32
Ending Participation Unpaid Principal         453,270,083.67
Balance
Ending Participation Invested Amount          453,270,083.67

Beginning Participation Unpaid Principal        2,813,868.25
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts 2,054,524.64 Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per          97,253.51
annum
Participation Interest Distribution Amount      2,813,868.25

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin.              7,358,014.43
Collections (4.11a)
Servicing Fee if HFC is not the Servicer                0.00
(Sec. 4.11 (a)(i)
Series Participation Interest  Monthly          2,813,868.25
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default           3,753,137.96
Amount (Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.        791,008.22
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                            (0.00)

Reconciliation Check                                    0.00

Series Participation Interest Monthly          13,546,769.65
Principal

Beginning Unreimbursed Participation                    0.00
Interest Charge-Offs
Series Participation Interest Charge-Offs               0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest              0.00
Charge-Offs

Available Investor Principal Collections       13,546,769.65
Participation Interest Distribution Amount      2,813,868.25
Series Participation Interest Charge-Offs               0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts 2,054,524.64 Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                   759,343.61
Beginning Net Charge-Offs                               0.00
Reversals                                               0.00

+Available Investor Principal Collections      13,546,769.65
+Series Participation Interest Charge Offs              0.00
+ Lesser of Excess Interest and Carryover               0.00
Charge Offs

Optimum Monthly Principal                      13,546,769.65
Are the Notes Retired ?                                 0.00
Accelerated Principal Payment                      97,253.51

Beginning Class A Security Balance            261,260,712.88
Beginning Class B Security Balance            136,244,640.00
Beginning Certificate  Security Balance        25,455,360.00
Beginning Overcollateralization Amount plus    43,953,393.96
APP
Beginning Class A Adjusted Balance            261,260,712.88
Beginning Class B Adjusted Balance            136,244,640.00
Beginning Certficate  Adjusted Balance         25,455,360.00
Beginning Overcollateralization Amount plus    43,953,393.96
APP
Class A Balance After Payment pursuant to     247,713,943.23
clause (iv)
Class B Balance After Payment pursuant to     136,244,640.00
clause (v)
Certificate Balance After Payment pursuant     25,455,360.00
to clause (vi)
Class B Minimum Adjusted Principal Balance     49,000,000.00
Certificate Minimum Adjusted Principal          4,900,000.00
Balance
Minimum Overcollateralization Amount           13,300,000.00
Certificate Minimum Balance Target             13,735,896.62
Scheduled Certificate Payment to               11,719,463.38
Certificate Minimum Balance Target
Class A Targeted Balance                      235,700,443.51
Class B Targeted Balance                      146,631,029.57
Certificate Targeted Balance                   26,250,842.50
Class A:  Payment Required to get to Target    25,560,269.37
Class B:  Payment Required to get to Target             0.00
or Minimum Adjusted Balance
Certificate:  Payment Required to get to                0.00
Target or Minimum Adjusted Balance
OC:  Payment to get to Minimum                 30,653,393.96
Overcollateralization Amount

Section 3.05 Payment of Principal and                   0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (i) (1= Yes)              1.00
Remittances on the Participation               16,360,637.90

Interest and Yield
(i)     Pay Class A Interest Distribution       1,233,428.30
(Sec. 3.05 (i)(a))
(ii)    Pay Class B Interest Distribution         684,925.53
(Sec. 3.05 (i)(b))
(iii)   Pay Certificates the Certificate          136,170.81
Yield (Sec. 3.05 (i)(c))

Principal up to Optimum Monthly Principal
(iv)   Pay Class A to Targeted Principal       13,546,769.65
Balance (Sec. 3.05 (ii)(a))
(v)    Pay Class B to Targeted Principal                0.00
Balance (Sec. 3.05 (ii)(b))

ONLY Pay Certificate Interest if not paid               0.00
pursuant to (Sec. 3.05 (i)(c))

Principal up to Optimal Monthly Principal
(vi)   Pay Certificate to Targeted                      0.00
Principal Balance (Sec. 3.05 (iii))
(vii)  Pay OC Remaining Optimal Monthly                 0.00
Principal Amount (Sec. 3.05 (iv)(d))

Principal up to the Accelerated Principal
Payment Amount
(viii) (a  )  Pay Class A to Targeted              97,253.51
Principal Balance (Sec. 3.05 (v)(a))
(viii) (b  )  Pay Class B to Targeted                   0.00
Principal Balance (Sec. 3.05 (v)(b))
(viii) (c  )  Pay Class A to zero (Sec.                 0.00
3.05 (v)(c))
(viii) (d  )  Pay Class B to zero (Sec.                 0.00
3.05 (v)(d))

Principal up to Optimal Monthly Principal
(xi)   Pay Class A to zero (Sec. 3.05                   0.00
(vi)(a))
(xii)  Pay Class B to zero (Sec. 3.05                   0.00
(vi)(b))
(xiii) Pay Certificates, st.Certificate                 0.00
Min. Bal. Target (Sec. 3.05 (vi)(c))
(ix)   Pay OC Remaining Optimum Monthly                 0.00
Principal (Sec. 3.05 (vi)(d))

Remaining Amounts to Issuer (Sec. 3.05            662,090.09
(vii))

Total Reconciliation Check                              0.00
(should equal $0.00)
Accelerated Principal Reconciliation                    0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A Note Security Balance      $261,260,712.88
Beginning Class B Note Security Balance      $136,244,640.00
Beginning Certificate Security Balance        $25,455,360.00
Beginning Overcollateralization Amount        $43,856,140.45
Beginning Class A Adjusted Balance           $261,260,712.88
Beginning Class B Adjusted Balance           $136,244,640.00
Beginning Certficate  Adjusted Balance        $25,455,360.00
Beginning Overcollateralization Amount        $43,856,140.45
Ending Class A Note Security Balance         $247,616,689.71
Ending Class B Note Security Balance         $136,244,640.00
Ending Certificate Security Balance           $25,455,360.00
Ending Overcollateralization Amount           $43,953,393.96
Ending Class A Adjusted Balance              $247,616,689.71
Ending Class B Adjusted Balance              $136,244,640.00
Ending Certficate  Adjusted Balance           $25,455,360.00
Ending Overcollateralization Amount           $43,953,393.96
Class A Note Rate Capped at 13%                    5.860630%
Class B Note Rate Capped at 15%                    6.240630%
Certificate Rate Capped at 16%                     6.640630%
Class A Interest Due                           $1,233,428.30
Class B Interest Due                             $684,925.53
Certificate Yield  Due                           $136,170.81
Class A Interest Paid                          $1,233,428.30
Class B Interest Paid                            $684,925.53
Certificate Yield Paid                           $136,170.81
Class A Unpaid Interest                                $0.00
Class B Unpaid Interest                                $0.00
Certificate Unpaid Yield                               $0.00
Class A Principal Paid                        $13,644,023.16
Class B Principal Paid                                 $0.00
Certificate Principal Paid                             $0.00
OC Principal Paid                                      $0.00
Beginning Class A Net Charge-Off                       $0.00
Beginning Class B Net Charge-Off                       $0.00
Beginning Certificate Net Charge-Off                   $0.00
Beginning OC Net Charge-Off                            $0.00
Reversals Allocated to Class A                         $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                    $0.00
Reversals Allocated to OC  plus Acclerated        $97,253.51
Principal Payments
 Total Charge-Offs:                                    $0.00
Charge-Offs Allocated to Class A                       $0.00
Charge-Offs Allocated to Class B                       $0.00
Charge-Offs Allocated to Certificates                  $0.00
Charge-Offs Allocated to OC                            $0.00
Ending Class A Net Charge-Off                          $0.00
Ending Class B Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                      $0.00
Ending OC Net Charge-Off                               $0.00
Bond Balance Reconciliation    (should                 $0.00
equal $0.00)

Certificate Balance/Participation Invested           5.4530%
Amount (Beginning of Month)

Designated Certificate / Certificate               1.003168%
Security (Balance Beginning of Month)
Designated Certificate  - Beginning of           $255,360.00
Month
Principal Payments in Respect of                       $0.00
Designated Certificate (Sec. 3.05 (iii) &
(vi)(c))
Designated Certificate  - End of Month           $255,360.00
Interest Payments in Respect of Designated         $1,366.02
Certificate (Sec. 3.05 (i)(c))

Designated Certificateholder Accelerated       $3,956,140.45
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05          $97,253.51
(v))
Payments to Holder of Designated                       $0.00
Certificate in respect to Acc. Prin. (Sec.
3.05 (iv) & (vi)(d))
Designated Certificateholder Accelerated       $4,053,393.96
Principal Payments - Ending Balance

Designated Certificateholder Holdback         $39,900,000.00
Amount (Beginning of Month)
Payments to Designated Certificates in                 $0.00
Reduction of Holdback Amount (Sec. 3.05
(iv) & (vi)(d))
Designated Certificateholder Holdback         $39,900,000.00
Amount (End of Month)

Remaining Payments to Designated                       $0.00
Certificates (Sec. 3.05 paragraph following
(vii))

Remaining Amounts to Issuer (Sec. 3.05           $662,090.09
(vii))

Monthly Security  Report                               $0.00
Household Consumer Loan Trust 1996-1                   $0.00

Distribution Date                                  14-Sep-98
Payment Date:                                      15-Sep-98
Collection Period Beginning                        01-Aug-98
Collection Period Ending:                          31-Aug-98
Note and Certificate Accrual Beginning:            17-Aug-98
Note and Certificate Accrual Ending:               15-Sep-98


Ending Pool Principal Balance                $3,984,038,677.
                                                          01
Series 1996-1 Participation Invested Amount  $453,270,083.67
Seller Amount                                 $71,777,201.67
Remittances on the Participation              $16,360,637.90
Optimum Monthly Principal                     $13,546,769.65
Accelerated Principal Payment                     $97,253.51
Beginning Class A Note Security Balance      $261,260,712.88
Beginning Class B Note Security Balance      $136,244,640.00
Beginning Certificate Security Balance        $25,455,360.00
Beginning Overcollateralization Amount        $43,856,140.45
Beginning Class A Adjusted Balance           $261,260,712.88
Beginning Class B Adjusted Balance           $136,244,640.00
Beginning Certficate  Adjusted Balance        $25,455,360.00
Beginning Overcollateralization Amount        $43,856,140.45
Ending Class A Note Security Balance         $247,616,689.71
Ending Class B Note Security Balance         $136,244,640.00
Ending Certificate Security Balance           $25,455,360.00
Ending Overcollateralization Amount           $43,953,393.96
Ending Class A Adjusted Balance              $247,616,689.71
Ending Class B Adjusted Balance              $136,244,640.00
Ending Certificate  Adjusted Balance          $25,455,360.00
Ending Overcollateralization Amount           $43,953,393.96
Class A Note Rate Capped at 13%                    5.860630%
Class B Note Rate Capped at 15%                    6.240630%
Certificate Rate Capped at 16%                     6.640630%
Class A Interest Due                           $1,233,428.30
Class B Interest Due                             $684,925.53
Certificate Yield  Due                           $136,170.81
Class A Interest Paid                          $1,233,428.30
Class B Interest Paid                            $684,925.53
Certificate Yield Paid                           $136,170.81
Class A Unpaid Interest                                $0.00
Class B Unpaid Interest                                $0.00
Cetificate Unpaid Yield                                $0.00
Class A Principal Paid                        $13,644,023.16
Class B Principal Paid                                 $0.00
Certificate  Principal Paid                            $0.00
OC Principal Paid                                      $0.00
Beginning Class A Net Charge-Off                       $0.00
Beginning Class B Net Charge-Off                       $0.00
Beginning Certificate Net Charge-Off                   $0.00
Beginning OC Net Charge-Off                            $0.00
Reversals Allocated to Class A                         $0.00
Reversals Allocated to Class B                         $0.00
Reversals Allocated to Certificates                    $0.00
Reversals Allocated to OC  plus Acclerated        $97,253.51
Principal Payments
 Total Charge-Offs:                                    $0.00
Charge-Offs Allocated to Class A                       $0.00
Charge-Offs Allocated to Class B                       $0.00
Charge-Offs Allocated to Certificates                  $0.00
Charge-Offs Allocated to OC                            $0.00
Ending Class A Net Charge-Off                          $0.00
Ending Class B Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                      $0.00
Ending OC Net Charge-Off                               $0.00
Interest paid per $1,000 Class A                    1.932062
Principal paid per $1,000 Class A                  21.372217
Interest paid per $1,000 Class B                    5.027174
Principal paid per $1,000 Class B                   0.000000
Yield Paid per $1,000 Certificate                   5.349396
Principal Paid per $1,000 Certificate               0.000000
                                              0.00%

Bloomberg Summary
Household Consumer Loan Trust 1996-1


Due Period                                            Aug-98
Monthly Payment Rate (including charge                 4.29%
offs)
Monthly Draw Rate                                      1.39%
Monthly Net Payment Rate                               2.90%
Actual Payment Rate                                    2.90%

Annualized Cash Yield                                 18.91%
Annualized Gross Losses                                9.65%
Annualized Portfolio Yield                             9.27%
Weighted Coupon                                        6.03%
Excess Servicing                                       3.24%


Ending Overcollateralization Percentage (3             9.40%
mo avg)
Trigger Level                                          4.75%
Excess Overcollateralization                           4.65%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                          5.55%
      60-89 days (Del Stat 2)                          1.99%
      90+ days (Del Stat 3+)                           7.00%

Total Participation Balance (ending)          453,270,083.67